ACQUISITION AGREEMENT

      THIS ACQUISITION AGREEMENT, dated as of November 7, 2005 (this "Agreement"), is by and between Newkirk Realty Trust, Inc., a Maryland corporation (the "Newkirk"), and First Union Real Estate Equity and Mortgage Investments, an Ohio business trust ("First Union").

                                    RECITALS:

      WHEREAS, pursuant to that certain Exclusivity Services Agreement (the "Exclusivity Agreement"), dated as of December 31, 2003, between First Union and Michael L. Ashner ("Ashner"), Ashner is required to offer to First Union any Business Opportunity (as defined in the Exclusivity Agreement) offered to him during the period that he is serving as either an executive officer First Union or as a member of the Board of Trustees of First Union;

      WHEREAS, Ashner is a director and executive officer of Newkirk;

      WHEREAS, Newkirk is simultaneously herewith making an initial public offering of its shares of common stock, par value $.01 (the "Common Stock") pursuant to a registration statement on Form S-11 filed by Newkirk (the "Registration Statement") with the Securities and Exchange Commission and, in connection therewith, desires to acquire from First Union certain rights presently held by First Union pursuant to the Exclusivity Agreement in exchange for shares of Common Stock;

      NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings hereunder and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto do hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01. Definitions. As used in this Agreement, the following terms have the meanings set forth below.

      "Advisor" shall mean NKT Advisors LLC, a Delaware limited liability company.

      "Advisory Agreement" shall mean that certain Advisory Agreement dated November 7, 2005, between Newkirk, the Operating Partnership and the Advisor.

      "Affiliate" shall mean (a) with respect to an individual, any member of such individual's family residing in the same household; (b) with respect to an entity: (i) any executive officer, director, partner or Person that owns ten percent (10%) or more of the outstanding beneficial interest of or in such entity, or (ii) any brother, sister, brother-in-law, sister-in-law, lineal descendant or ancestor of any executive officer, director, partner or Person that owns ten percent (10%) or more of the outstanding beneficial interest of or in such entity; and (c) with respect to a Person, any Person which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person or entity; provided, however, that for purposes of the definition of "Affiliate," First Union shall not be deemed an "Affiliate" of Newkirk.

      "Agreement" shall have the meaning set forth in the preamble.

      "Basket" shall have the meaning set forth in Section 11.03.

      "Business Day" shall mean any day other than (i) a Saturday, (ii) a Sunday or (iii) any other day on which banks in the City of New York are authorized or required to close.

      "By-Laws" shall mean, when used with respect to a specified Person, the by-laws of a Person, as the same may be amended from time to time.

      "Capital Stock" shall mean, with respect to any Person, any and all shares, shares of beneficial interest, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock or any form of membership, ownership or participation interests, as applicable, including partnership interests, whether now outstanding or hereafter issued and any and all securities, debt instruments, rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.

      "Closing" shall have the meaning set forth in Section 2.03(a).

      "Closing Date" shall have the meaning set forth in Section 2.03(a).

      "Commission Filings" shall have the meaning set forth in Section 3.08.

      "Common Stock" shall have the meaning set forth in the Recitals.

      "Company Subsidiaries" and "Company Subsidiary" shall mean all of the subsidiaries of the Company as set forth on Exhibit 21 of the Registration Statement.

      "Consents" shall mean all governmental and third party consents, approvals, authorizations, qualifications and waivers necessary to be received by a Person for the consummation of the transaction contemplated by the Agreement.

      "Contract" shall mean any legally binding contract, agreement, mortgage, deed of trust, bond, loan, indenture, lease, license, note, option, warrant, right, instrument, commitment or other similar document, arrangement or agreement, whether written or oral.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "Forfeiture Event" shall mean (i) the termination of the Advisory Agreement by Newkirk for Cause (as defined in the Advisory Agreement), (ii) Michael L. Ashner's resignation as the Chief Executive Officer and director of Newkirk and the Advisor, or (iii) the death or disability of Michael L. Ashner unless the other members of the Advisor's senior management at such time remain in such positions.

      "GAAP" shall mean generally accepted accounting principles applied on a consistent basis as used in the United States of America.

      "Governmental Body" shall mean any government or governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body (public or private), department or other instrumentality or political unit or subdivision, whether located in the United States or abroad, the National Association of Securities Dealers, Inc., the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the American Stock Exchange.

      "Indemnitee" shall have the meaning set forth in Section 10.01.

      "Indemnitor" shall have the meaning set forth in Section 10.01.

      "Law" shall mean any treaty, statute, ordinance, code, rule, regulation, Order or other legal requirement enacted, adopted, promulgated, applied or followed by any Governmental Body.

      "Legal Proceeding" shall mean any judicial, administrative or arbitral actions, suits, proceedings (public or private) or governmental proceedings.

      "Legend" shall mean the Legend set forth in Section 4.02(e).

      "Lien" shall mean any mortgage, pledge, lien (statutory or otherwise), security interest, hypothecation, conditional sale agreement, encumbrance or similar restriction or agreement.

      "Lock-up Agreement" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

      "Loss" shall have the meaning set forth in Section 10.01.

      "Material Adverse Effect" shall mean any event, condition or contingency that has had, or is reasonably likely to have, a material adverse effect on (i) the assets, business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of Newkirk, the Operating Partnership, Newkirk REIT Advisor LLC, a Delaware limited liability company (the "Manager") and the Company Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of Newkirk, the Operating Partnership, the Manager or any Company Subsidiary; or (iii) the offering contemplated by the Registration Statement or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus.

      "Net Lease Assets" shall mean (i) a property that is either (a) triple net leased or (b) where a tenant leases at least 85% of the rentable square footage of the property and, in addition to base rent, the tenant is required to pay some or all of the operating expenses for the property, and, in both (a) and (b) the lease has a remaining term, exclusive of all unexercised renewal terms, of more than 18 months, (ii) management agreements and master leases with terms of greater than three years where a manager or master lessee bears all operating expenses of the property and pays the owner a fixed return, (iii) securities of companies including, without limitation, corporations, partnerships and limited liability companies, whether or not publicly traded, that are primarily invested in assets that meet the requirements of clauses (i) and (ii), and (iv) all retenanting and redevelopment associated with such properties, agreements and leases, and all activities incidental thereto.

      "Notice" shall have the meaning set forth in Section 10.02(a).

      "NYSE" shall mean the New York Stock Exchange.

      "Offering" shall mean the offering and sale of the Shares contemplated by the Registration Statement and Prospectus.

      "Operating Partnership" shall mean The Newkirk Master Limited Partnership, a Delaware limited partnership.

      "Order" shall mean any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

      "Person" shall mean any individual, corporation, partnership, firm, limited liability company, joint venture, trust, association, unincorporated organization, group, joint-stock company, Governmental Body or other entity.

      "Prospectus" shall mean the prospectus, in the form in which it is to be filed with the SEC pursuant to Rule 424(b), or, if the prospectus is not to be filed with the SEC pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement becomes effective.

      "Purchase Price" shall have the meaning set forth in Section 2.02.

      "Qualified Institutional Buyer" shall mean a Person that is a "qualified institutional buyer" within the definition contained in Rule 144A under the Securities Act.

      "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated of even date herewith, between Newkirk and First Union.

      "Registration Statement" shall have the meaning set forth on the Recitals.

      "Reversion Event" shall mean (i) the termination or non-renewal of the Advisory Agreement or (ii) Michael L. Ashner's resignation as the Chief Executive Officer and director of Newkirk and the Advisor.

      "SEC" shall mean the U.S. Securities and Exchange Commission.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated of even date herewith, among Newkirk and First Union.

      "Shares" shall mean the shares of Common Stock issued to First Union pursuant to the terms hereof.

      "Subsidiary" shall mean, as to any Person, any other Person more than 50% of the shares of the voting stock, voting interests, membership interests or partnership interests of which are owned or controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

      "Vesting Event" shall mean (i) the termination of the Advisory Agreement by the Advisor following a breach by Newkirk of the Advisory Agreement that remains uncured by Newkirk, (ii) the non-renewal of the Advisory Agreement, or
(iii) termination of the Advisory Agreement by Newkirk other than for Cause (as defined in the Advisory Agreement).

      Section 1.02. Rules of Construction. Unless the context otherwise requires:

            (a) an accounting term defined by GAAP that is not otherwise defined herein has the meaning assigned to it in accordance with GAAP;

            (b) "or" is not exclusive;

            (c) words in the singular include the plural, and words in the plural include the singular;

            (d) the words "include" and "including" shall be deemed to mean "include, without limitation," and "including, without limitation";

            (e) "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section, paragraph or clause where such terms may appear;

            (f) references to sections mean references to such section in this Agreement, unless stated otherwise; and

            (g) the use of any gender shall be applicable to all genders.

                                   ARTICLE II
                    ASSIGNMENT OF RIGHTS; ISSUANCE OF SHARES

      Section 2.01. Assignment of Rights. Upon the terms and subject to the conditions of this Agreement, First Union shall sell, assign, convey and transfer to Newkirk all of First Union's right, title and interest under the Exclusivity Agreement solely with respect to Net Lease Assets (the "Exclusivity Assignment"), free and clear of any lien or other encumbrance.

      Section 2.02. Purchase Price. In consideration of the assignment provided for in Section 2.01 hereof, Newkirk shall issue to First Union shares of Common Stock having a value of $20,000,000 (the "Purchase Price"), based on a purchase price per share equal to the initial public offering price of the Common Stock sold to the public pursuant to the Registration Statement.

      Section 2.03. Closing.

            (a) Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the closing of the transaction contemplated by Sections
2.01 and 2.02 (the "Closing") shall take place simultaneously with the closing of Newkirk's initial public offering, or at such other time as may be mutually agreed upon by First Union and Newkirk (the "Closing Date"). The Closing shall occur on the Closing Date at the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York.

            (b) At the Closing: (i) Newkirk will deliver to First Union (x) a certificate for the Shares registered in the name of First Union and (y) legal opinions of counsel to Newkirk addressed to First Union, satisfactory to counsel to First Union (the "Newkirk Counsel Opinions"); (ii) First Union, in full payment for the Shares, will execute and deliver to Newkirk an assignment in form and substance reasonably satisfactory to Newkirk to evidence the Exclusivity Assignment ; and (iii) each party shall take or cause to happen such other actions, and shall execute and deliver such other instruments or documents, as shall be required under Article VIII.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF NEWKIRK

           Newkirk represents and warrants to First Union as follows:

      Section 3.01. Organization and Good Standing. Each of Newkirk, the Operating Partnership and the Subsidiaries has been duly organized and validly exists as a corporation, partnership, limited partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of Newkirk, the Operating Partnership and Newkirk Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. Each of Newkirk, the Operating Partnership and the Company Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership, limited partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. Newkirk has heretofore delivered or made available to First Union complete and correct copies of the Articles of Incorporation of Newkirk, as amended to date (the "Articles of Incorporation").

      Section 3.02. Authority; Binding Effect. Newkirk has the full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by Newkirk. This Agreement has been duly and validly executed and delivered by Newkirk. This Agreement constitutes the legal, valid and binding obligation of Newkirk, enforceable in accordance with its terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditors' rights generally and subject to the effects of general equitable principles

      Section 3.03. Organization and Good Standing of Company Subsidiaries. Newkirk Subsidiaries constitute all of the Subsidiaries of Newkirk and the Operating Partnership. Each of Newkirk, the Operating Partnership and the Company Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus except where the failure to obtain such consents would not have a Material Adverse Effect, and each such Consent is valid and in full force and effect, and none of Newkirk, the Operating Partnership nor any Company Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to Newkirk, the Operating Partnership or any Company Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. Each of Newkirk, the Operating Partnership and the Company Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

      Section 3.04. Capitalization. The capitalization table set forth in the Registration Statement and Prospectus accurately sets forth as of the date indicated therein, (i) the authorized capitalization of Newkirk, the number of shares of each class issued and outstanding and the number of shares reserved for issuance in connection with Newkirk's stock option plans, and (ii) all options, warrants, convertible securities, rights to subscribe to, calls, contracts, undertakings, arrangements and commitments to issue which may result in the issuance of stock of Newkirk. All of the issued and outstanding shares of Newkirk's Capital Stock have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive rights. No securities of Newkirk are entitled to preemptive or similar rights, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transaction contemplated by this Agreement. All of the issued partnership interests, shares of capital stock of or other ownership interests in the Operating Partnership and in each Company Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except as otherwise set forth in the Prospectus) at the Closing will be owned directly or indirectly by Newkirk (in the case of the Operating Partnership) or by the Operating Partnership or a Company Subsidiary, free and clear of any Lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever.

      Section 3.05. No Violations; Consents. Neither the execution, delivery or performance by Newkirk of this Agreement nor the consummation of the transaction contemplated hereby, will (a) conflict with, or result in the breach of, any provision of the organizational documents of Newkirk, the Operating Partnership or any Company Subsidiary, (b) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination, amendment, cancellation or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract or Order to which Newkirk, the Operating Partnership or any Company Subsidiary is a party or by which Newkirk or any Company Subsidiary or any of the properties or assets of Newkirk, the Operating Partnership or any Company Subsidiary is bound, (c) constitute a violation of any Law applicable to Newkirk, the Operating Partnership or any Company Subsidiary; or (d) result in the creation of any Lien upon the properties or assets of Newkirk, the Operating Partnership or any Company Subsidiary. Except for the approval of the NYSE referred to in Section 6.01(c) and the declaration by the SEC of the effectiveness of the Registration Statement, no Consent is required on the part of Newkirk, the Operating Partnership or the Company Subsidiaries in connection with the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby, including the issuance, sale and deliver of the Shares to be issued, sold and delivered hereunder.

      Section 3.06. Listing. Newkirk has applied to have its shares of Common Stock listed on the NYSE.

      Section 3.07. Financial Statements. The pro forma financial statements, financial statement schedules and pro forma data set forth in the Registration Statement and Prospectus accurately reflect the books and records of Newkirk and the Operating Partnership and present fairly, in all material respects, the financial position of Newkirk and the Operating Partnership and the Company Subsidiaries and the results of their operations and their cash flows for the period and date covered thereby, in conformity with GAAP, except for changes resulting from year-end adjustments (none of which will be material in amount). The assumptions used in preparing the pro forma and financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein.

      Section 3.08. Commission Filings. The Operating Partnership has filed all reports, registration statements, proxy statements and other materials, together with any amendments required to be made with respect thereto, that were required to be filed with the SEC under the Securities Act or the Exchange Act from and after January 1, 2002 (all such reports and statements are collectively referred to herein as the "Commission Filings"). As of their respective dates, the Commission Filings, including the financial statements contained therein, complied in all material respects with all of the statutes and published rules and regulations enforced or promulgated by the regulatory authority with which the Commission Filings were filed, and, except to the extent the information in any Commission Filing has been revised or superseded by a later filed Commission Filing, did not and do not as of the date hereof contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Operating Partnership included in the Commission Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

      Section 3.09. Absence of Certain Developments. Except as specifically disclosed in the Commission Filings, since December 31, 2004 and as of the date hereof no event or series of events has occurred which could reasonably have a Material Adverse Effect.

      Section 3.10. Litigation. There are no Legal Proceedings pending or, to the knowledge of Newkirk, threatened, that question the validity of this Agreement or the transaction contemplated hereby or any action taken or to be taken by Newkirk, the Operating Partnership or any Company Subsidiary in connection with the consummation of the transaction contemplated hereby. There are no material Legal Proceedings pending or, to the knowledge of Newkirk, threatened, against or involving Newkirk, the Operating Partnership or any Company Subsidiary or any of their respective properties or assets, at Law or in equity which in the aggregate could reasonably have a Material Adverse Effect. There is no outstanding or, to the knowledge of Newkirk, threatened, Order of any Governmental Body against Newkirk, the Operating Partnership or any Company Subsidiary or any of their respective properties or assets, which Order could reasonably have a Material Adverse Effect.

      Section 3.11. Compliance with Laws. Newkirk, the Operating Partnership and the Company Subsidiaries are in compliance in all material respects with all Laws and Orders promulgated by any Governmental Body applicable to Newkirk, the Operating Partnership and the Company Subsidiaries or to the conduct of the business or operations of Newkirk, the Operating Partnership and the Company Subsidiaries or the use of their properties (including any leased properties) and assets, except where failure to comply would not have a Material Adverse Effect. Since July 1, 2005 neither Newkirk, the Operating Partnership nor any Company Subsidiary has received any written notice of violation or alleged material violation of any such Law or Order by any Governmental Body in any material respect that has not been resolved. Since July 1, 2005 neither Newkirk, the Operating Partnership nor any Company Subsidiary has received written notice that it is the subject of an investigation by any Governmental Body which has not been resolved or which could reasonably have a Material Adverse Effect.

      Section 3.12. Financial Advisors. No agent, broker, investment banker, finder, financial advisor or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Newkirk, directly or indirectly, in connection with the transaction contemplated hereby.

      Section 3.13. Registration Statement. At the time of the effectiveness of the Registration Statement, the Registration Statement and Prospectus and any amendments thereof and supplements thereto will comply in all material respects with the applicable provisions of the Securities Act and the rules and regulations promulgated thereunder ("Rules and Regulations"), and will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related preliminary prospectus in light of the circumstances under which they were made, not misleading. The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which Newkirk reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

      Section 3.14. No Default. Newkirk is not in default in the payment or performance of any of its Contracts, except where such default would not have a Material Adverse Effect.

      Section 3.15. Other Registration Rights. Except as provided in the Registration Statement, Newkirk has not entered into any agreement to register its debt or equity securities under the Securities Act.

      Section 3.16. Disclosure Controls. Newkirk has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Newkirk and designed such disclosure controls and procedures to ensure that material information relating to Newkirk, including its subsidiaries, is timely made known to the certifying officers by others within those entities, particularly during the period in which Newkirk's Form 10-K or 10-Q, as the case may be, is being prepared. The Operating Partnership's certifying officers have evaluated the effectiveness of the Operating Partnership's controls and procedures as of June 30, 2005 (such date, the "Evaluation Date"). The Operating Partnership presented in its Form 10-Q for the quarter ended June 30, 2005 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Operating Partnership's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the knowledge of Newkirk, in any factors that could significantly affect Newkirk's or the Operating Partnership's internal controls.

      Section 3.17 Taxes. Since January 1, 2002, the Operating Partnership and each Company Subsidiary has timely filed or caused to be filed any and all material tax returns required to be filed by it under applicable federal, state, local and foreign Law, except where the failure to failure to do so could not reasonably be expected to have a Material Adverse Effect. The reserves for taxes contained in the financial statements of the Operating Partnership or carried on the books and records of the Operating Partnership are in the aggregate adequate to cover all tax liabilities and deferred taxes of the Operating Partnership and the Company Subsidiaries as of the date of this Agreement, except to the extent that any inadequacy could not in the aggregate reasonably have a Material Adverse Effect. Commencing with its initial taxable year beginning on the business day prior to the Closing Date and ending December 31, 2005, Newkirk will be organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"); Newkirk's proposed method of operation as described in the Registration Statement and in the Prospectus will enable it to meet the requirements for qualification and taxation as a REIT under the Code; and all statements in the Registration Statement and the Prospectus regarding Newkirk's qualification and taxation as a REIT are true, complete and correct in all material respects.

      Section 3.18 Non-Integration. None of Newkirk, the Operating Partnership nor any of their respective affiliates has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act and the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, none of Newkirk, the Operating Partnership nor any of their respective affiliates has sold or issued any Common Stock or other security of Newkirk, the Operating Partnership or any Subsidiary or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act or the Rules and Regulations.

      Section 3.19 Affiliations. No relationship, direct or indirect, exists between or among any of Newkirk, the Operating Partnership, the Manager or any of their respective affiliates, on the one hand, and any director, officer, stockholder, tenant or supplier of Newkirk, the Operating Partnership, the Manager or any of their respective affiliates, on the other hand, which is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by Newkirk or the Operating Partnership to or for the benefit of any of the officers or directors of Newkirk or the Operating Partnership or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus.

      Section 3.20 Investment Company. Neither Newkirk nor the Operating Partnership is and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF FIRST UNION

           First Union represents and warrants to Newkirk as follows:

      Section 4.01. Authorization. First Union is a trust organized and validly existing under the Laws of the State of Ohio. First Union has the full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The execution and delivery of this Agreement and the consummation by First Union of the transaction contemplated hereby have been duly authorized by all necessary action on the part of First Union. This Agreement has been duly executed and delivered by First Union and constitutes the legal, valid and binding obligations of First Union, enforceable in accordance with its respective terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditors' rights generally and subject to the effects of general equitable principles.

      Section 4.02. No Violations; Consents. Neither the execution, delivery or performance by First Union of this Agreement nor the consummation of the transaction contemplated hereby, will (a) conflict with, or result in the breach of, any provision of the organizational documents of First Union, (b) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination, amendment, cancellation or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Contract or Order to which First Union is a party or by which First Union or any of the properties or assets of First Union is bound, (c) constitute a violation of any Law applicable to First Union; or (d) result in the creation of any Lien upon the properties or assets of First Union. No Consent of any third party or governmental entity is required or necessary in connection with the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby by First Union.

      Section 4.03. Litigation. There are no Legal Proceedings pending or, to the knowledge of First Union, threatened, that question the validity of this Agreement or the transaction contemplated hereby or any action taken or to be taken by First Union in connection with the consummation of the transaction contemplated hereby. There are no Legal Proceedings pending or, to the knowledge of First Union, threatened, against or involving First Union or any of its respective properties or assets, at Law or in equity. There is no outstanding or, to the knowledge of First Union, threatened, Order of any Governmental Body against First Union or any of its properties or assets, which Order could reasonably have a Material Adverse Effect.

      Section 4.04. Compliance with Laws. First Union is in compliance in all respects with all Laws and Orders promulgated by any Governmental Body applicable to First Union or to the conduct of the business or operations of First Union or the use of their properties (including any leased properties) and assets, except where failure to comply would not have a Material Adverse Effect. First Union has not received any written notice of violation or alleged material violation of any such Law or Order by any Governmental Body in any material respect that has not been resolved. First Union has not received written notice that it is the subject of an investigation by any Governmental Body which has not been resolved or which could reasonably have a Material Adverse Effect.

      Section 4.05. Investment Representations. First Union is a Qualified Institutional Buyer and is acquiring the Shares for First Union's own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof or of any interest therein. First Union understands that the Shares have not been registered under the Securities Act by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) and/or Regulation D promulgated under the Securities Act, and that the Shares may not be sold or otherwise disposed of unless registered under the Securities Act or exempted from such registration.

      Section 4.06. First Union's Acknowledgment. First Union has had the opportunity, directly or through its representatives, to ask questions of and receive answers from Persons acting on behalf of Newkirk concerning the Shares.

      Section 4.07. Financial Advisors. No agent, broker, investment banker, finder, financial advisor or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from First Union, directly or indirectly, in connection with the transaction contemplated by this Agreement.

      Section 4.08. Legend.

                  (i) The certificate evidencing the Shares will bear a legend (the "Legend") substantially similar to the following:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED FOR IN THAT CERTAIN LOCK-UP AGREEMENT, DATED NOVEMBER 7, 2005, BETWEEN NEWKIRK REALTY TRUST, INC. AND FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS.

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF NEWKIRK REALTY TRUST, INC.'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. SUCH RESTRICTIONS ARE SET FORTH IN NEWKIRK REALTY TRUST, INC.'S ARTICLES OF ORGANIZATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ON REQUEST AND WITHOUT CHARGE."

                  (ii) The first paragraph of the legend endorsed on the certificate pursuant to Section 4.08(e) hereof shall be removed and Newkirk shall issue a certificate without such portion of the legend to the holder thereof at such time as the securities evidenced thereby cease to be restricted securities upon the earliest to occur of (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) the securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, and (iii) the expiration of the restrictions on transfers under the Lock-up Agreement provided that such securities may then be sold by the holder without restriction or registration under Rule 144(k) under the Securities Act (or any successor provision).

      Section 4.09. Ownership and Transfer Limitations. First Union has received a copy of the Articles of Incorporation of Newkirk, and understands, and will be in compliance with, the restrictions on transfer and ownership of Newkirk's Capital Stock included therein at the Closing and at all times thereafter.

      Section 4.10. Interests in Newkirk. Except for Shares being issued to First Union pursuant to that certain Stock Purchase Agreement of even date herewith, at or simultaneously with the Closing, First Union does not own, directly or indirectly, any Capital Stock of Newkirk.

      Section 4.11. Exclusivity Agreement. First Union had the full power and authority to enter into the Exclusivity Agreement and to consummate the transaction contemplated thereby. The execution and delivery of the Exclusivity Agreement and the consummation by First Union of the transaction contemplated thereby was duly authorized by all necessary action on the part of First Union. The Exclusivity Agreement was duly executed and delivered by First Union and constitutes the legal, valid and binding obligation of First Union, enforceable in accordance with its terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditors' rights generally and subject to the effects of general equitable principles. The rights granted to First Union pursuant to the Exclusivity Agreement were granted free and clear of any lien or other encumbrance.

                                    ARTICLE V
          RIGHTS AND RESTRICTIONS ON SHARES; TERMINATION OF ASSIGNMENT

      Section 5.01. Vesting. The Shares shall be deemed fully vested and not subject to forfeiture as contemplated by Section 5.02 as follows: 50% of the Shares shall be fully vested upon issuance and the balance shall vest ratably over 36 months on each monthly anniversary of the date of Closing commencing on the first monthly anniversary of Closing; provided, however, all of the Shares shall immediately vest upon a Vesting Event.

      Section 5.02. Forfeiture of Shares. At such time, if at all, that a Forfeiture Event shall occur, the Shares not then vested shall be deemed forfeited and First Union shall have no further interest in such Shares. Upon the termination of the Exclusivity Assignment, Newkirk shall deliver written notice thereof to First Union and First Union shall promptly deliver to Newkirk for cancellation the certificate or certificates evidencing the Shares and Newkirk shall deliver to First Union a replacement certificate evidencing the total amount of Shares then vested.

      Section 5.03. Voting Rights. Notwithstanding whether the Shares have vested, unless forfeited pursuant to Section 5.02 all Shares shall be entitled to be voted without restriction at any meeting or written consent of shareholders of Newkirk.

      Section 5.04. Dividends. Notwithstanding whether the Shares have vested, unless forfeited pursuant to Section 5.02 all Shares shall be entitled to be paid a dividend at such time or times, if any, as dividends are paid on the Common Stock.

      Section 5.05. Termination of Exclusivity Assignment. Upon the occurrence of a Reversion Event, the Exclusivity Assignment shall immediately terminate without any further action on the part of either party and all rights assigned to Newkirk pursuant to this Agreement and any assignment delivered in connection therewith shall revert to First Union.

                                   ARTICLE VI
                              COVENANTS OF NEWKIRK

      Newkirk covenants and agrees as follows:

      Section 6.01. Maintain Listing. Newkirk will use commercially reasonable efforts to (x) maintain the listing and trading of its Common Stock on the NYSE, for so long as Newkirk qualifies for such listing under the rules and regulations of the NYSE and (y) comply in all material respects with Newkirk's reporting, filing, and other obligations, under the rules and regulations of the NYSE. In the event that the Common Stock is no longer eligible for listing and trading on the NYSE, Newkirk will use commercially reasonable efforts to secure the listing or quotation of the Common Stock on the Nasdaq National Market, the Nasdaq SmallCap Market or the American Stock Exchange (if such listing is permitted by the bylaws, rules or regulations of any of the foregoing) and to comply in all material respects with Newkirk's reporting, filing and other obligations under the bylaws or rules of such exchanges or the National Association of Securities Dealers, Inc., as applicable. Newkirk will promptly provide to First Union copies of any notices it receives from the NYSE and any other exchange or quotation system on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges or quotation systems.

      Section 6.02. Secure Listing. Following the execution of this Agreement, Newkirk shall promptly file with the NYSE an application to list the Shares on the NYSE.

                                   ARTICLE VII
                            ACTIONS PRIOR TO CLOSING

      Section 7.01. Consent. Each of Newkirk and First Union will use its reasonable best efforts and shall fully cooperate with each other to make promptly all registrations, filings and applications, give all notices and obtain all Consents in connection with the transaction contemplated hereby.

      Section 7.02. Publicity. The parties agree not to issue any announcement, press release, public statement or other information to the press or any third party with respect to this Agreement or the transaction contemplated hereby without obtaining the prior written approval of the other party hereto (which approval shall not be unreasonably withheld); provided, however, that nothing contained herein shall prevent either party, at any time, from furnishing any required information to any Governmental Body or from issuing any announcement, press release, public statement or other information to the press or any third party with respect to this Agreement or the transaction contemplated hereby if required by Law, although, the parties agree to consult with each other as to the content of any release so required and consider in good faith the comments of the other thereon.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

      Section 8.01. Conditions to Obligations of First Union. The obligation of First Union to consummate the transaction contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) No Governmental Order or Other Proceeding or Litigation. No Order of any Governmental Body shall be in effect that restrains or prohibits the issuance of the Shares.

            (b) Stock Certificates. Newkirk shall have delivered to First Union
(i) a certificate representing the Shares, duly registered in the name of First Union and (ii) Newkirk Counsel Opinions.

            (c) NYSE Listing. The Shares have been duly listed on the NYSE, pending notice of issuance.

            (d) Representations and Warranties. The representations and warranties of Newkirk contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

            (e) Absence of Material Developments. Since June 30, 2005, no event or series of events shall have occurred that reasonably would be expected to have a Material Adverse Effect.

            (f) Performance. Newkirk shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing Date.

            (g) No New Information. First Union shall not have become aware of any information or other matter with respect to legal matters affecting Newkirk that is inconsistent with the financial and other information disclosed to First Union prior to the date hereof including the disclosures in the Registration Statement as filed with the SEC on the date hereof, in a manner that constitutes or would reasonably be expected to have a Material Adverse Effect.

            (h) Effectiveness of Registration Statement. The Registration Statement shall have been declared effective by the Commission and the Offering shall have been consummated and the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

            (i) Officer's Certificate. The Investor shall have received a certificate of an officer of the Company, dated the Closing Date, certifying on behalf of the Company as to the fulfillment of the conditions specified in this
Section 8.01.

            (j) Consummation of Securities Purchase Agreement. The transaction contemplated by the Securities Purchase Agreement shall be consummated simultaneously with the Closing.

            (k) Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by Newkirk.

      Section 8.02. Conditions to Obligations of Newkirk. The obligation of Newkirk to consummate the transaction contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) No Governmental Order or Other Proceeding or Litigation. No Order of any Governmental Body shall be in effect that restrains or prohibits the issuance of the Shares.

            (b) Assignment. First Union shall have delivered to Newkirk an assignment in form and substance reasonably acceptable to Newkirk to assign to Newkirk all of First Union's right, title and interest under the Exclusivity Agreement to Net Lease Assets.

            (c) Effectiveness of Registration Statement. The Registration Statement shall have been declared effective by the Commission.

            (d) Consummation of Securities Purchase Agreement. The transaction contemplated by the Securities Purchase Agreement shall be consummated simultaneously with the Closing.

                                   ARTICLE IX
                                    SURVIVAL

      Section 9.01. Survival. The representations and warranties and covenants to be performed at or prior to Closing of the parties set forth in this Agreement shall survive for a period of 12 months following the execution and delivery of this Agreement and thereafter shall be of no further force or effect, provided that the representations and warranties set forth in (i) Sections 3.01 (Organization), 3.02 (Authorization), and 3.04 (Capitalization) shall survive indefinitely (or if indefinite survival is not permitted by Law, then for the maximum period permitted by applicable Law) and (ii) 3.17 (Taxes) shall survive for the applicable statute of limitations. Except as set forth herein, all of the covenants, agreements and obligations of the parties hereto shall survive the Closing indefinitely (or if indefinite survival is not permitted by Law, then for the maximum period permitted by applicable Law). Anything herein to the contrary notwithstanding, any claim for indemnification that is asserted by written notice which notice specifies in reasonable detail the facts upon which such claim is made within the survival period as provided in this Section 9.01 shall survive until resolved pursuant to a final non-appealable judicial determination or otherwise.

                                    ARTICLE X
                                 INDEMNIFICATION

      Section 10.01. Generally. Subject to the limitations and other provisions of this Article X, Newkirk covenants and agrees to indemnify, defend and hold harmless First Union and its directors, officers, shareholders, employees and agents (each, an "First Union Party") from and against any and all Losses resulting from, incurred in connection with or arising out of (a) any breach of any representation, warranty or covenant of Newkirk contained herein, or (b) the failure of Newkirk to perform any of the agreements, covenants or obligations contained herein (other than if any such claim was a result of a breach by First Union under this Agreement). Subject to the limitations and other provisions of this Article X, First Union covenants and agrees to indemnify, defend and hold harmless Newkirk from and against (but only to the extent of) any and all Losses resulting from, incurred in connection with or arising out of (but only to the extent of) (a) any breach of any representation, warranty, covenant or agreement of First Union contained herein, or (b) the failure of First Union to perform any of the agreements, covenants or obligations of First Union contained herein. The term "Loss" or any similar term shall mean any and all damages, reduction in value of the original investment in the Shares, deficiencies, costs, claims, fines, judgments, amounts paid in settlement, expenses of investigation, interest, penalties, assessments, out-of-pocket expenses (including reasonable attorneys' and auditors' fees and disbursements, witness fees and court costs). The party or parties being indemnified are referred to herein as the "Indemnitee" and the indemnifying party is referred to herein as the "Indemnitor."

      Section 10.02. Indemnification Procedure.

            (a) Any party who receives notice of a potential claim that may, in the judgment of such party, result in a Loss shall use all reasonable efforts to provide the parties hereto notice thereof, provided that failure or delay or alleged delay in providing such notice shall not adversely affect such party's right to indemnification hereunder, unless and then only to the extent that such failure or delay or alleged delay has resulted in actual prejudice to the Indemnitor, including, without limitation, by the expiration of a statute of limitations. In the event that any party shall incur or suffer any Losses in respect of which indemnification may be sought by such party hereunder, the Indemnitee shall assert a claim for indemnification by written notice (a "Notice") to the Indemnitor stating the nature and basis of such claim. In the case of Losses arising by reason of any third party claim, the Notice shall be given within thirty (30) days of the filing or other written assertion of any such claim against the Indemnitee, but the failure of the Indemnitee to give the Notice within such time period shall not relieve the Indemnitor of any liability that the Indemnitor may have to the Indemnitee, except to the extent that the Indemnitor demonstrates that the defense of such action has been materially prejudiced by the Indemnitee's failure to timely give such Notice.

            (b) In the case of third party claims for which indemnification is sought, the Indemnitor shall, if necessary, retain counsel reasonably satisfactory to the Indemnitee, and have the option (i) to conduct any proceedings or negotiations in connection therewith, (ii) to take all other steps to settle or defend any such claim (provided that the Indemnitor shall not settle any such claim without the consent of the Indemnitee which consent shall not be unreasonably withheld) and (iii) to employ counsel to contest any such claim or liability in the name of the Indemnitee or otherwise. In any event, the Indemnitee shall be entitled to participate at its own expense and by its own counsel in any proceedings relating to any third party claim. The Indemnitor shall, within 15 Business Days of receipt of the Notice, notify the Indemnitee of its intention to assume the defense of such claim. If (i) the Indemnitor shall decline to assume the defense of any such claim, (ii) the Indemnitor shall fail to notify the Indemnitee within 15 Business Days after receipt of the Notice of the Indemnitor's election to defend such claim, (iii) the Indemnitee shall have reasonably concluded that there may be defenses available to it which are different from or in addition to those available to the Indemnitor (in which case the Indemnitor shall not have the right to direct the defense of such action on behalf of the Indemnitee), or (iv) a conflict exists between the Indemnitor and the Indemnitee which the Indemnitee has reasonably concluded would prejudice the Indemnitor's defense of such action, then in each such case the Indemnitor shall not have the right to direct the defense of such action on behalf of the Indemnitee and the Indemnitee shall, at the sole expense of the Indemnitor, defend against such claim and (x) in the event of a circumstance described in clause (i) and (ii), the Indemnitee may settle such claim without the consent of the Indemnitor (and the Indemnitor may not challenge the reasonableness of any such settlement) and (y) in the event of a circumstance described in clause (iii) and (iv), the Indemnitee may not settle such claim without the consent of the Indemnitor (which consent will not be unreasonably withheld or delayed). The reasonable expenses of all proceedings, contests or lawsuits in respect of such claims shall be borne and paid by the Indemnitor if the Indemnitee is entitled to indemnification hereunder and the Indemnitor shall pay the Indemnitee, in immediately available funds, the amount of any Losses, within a reasonable time of the incurrence of such Losses. Regardless of which party shall assume the defense or negotiation of the settlement of the claim, the parties agree to cooperate fully with one another in connection therewith. In the event that any Losses incurred by the Indemnitee do not involve payment by the Indemnitee of a third party claim, then, the Indemnitor shall, within 20 days after written notice from the Indemnitee specifying the amount of Losses, pay to the Indemnitee, in immediately available funds, the amount of such Losses. Anything in this Article X to the contrary notwithstanding, the Indemnitor shall not, without the Indemnitee's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnitee or which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnitee, a release from all liability in respect of such claim.

      Section 10.03. Limitations on Indemnification.

      Neither party shall be entitled to be indemnified hereunder unless and until the aggregate of all Losses incurred by such party shall exceed $50,000 (the "Basket"); provided, however, that the Basket shall not apply to any Losses incurred by such party with respect to any third party claim against such party for which such party is entitled to indemnity pursuant to Section 10.01. Notwithstanding anything to the contrary contained herein, the liability of (i) Newkirk under this Article X shall be limited to an amount equal to the Purchase Price; and (ii) First Union under this Article X shall be limited to an amount equal to the Purchase Price.

                                   ARTICLE XI
                                   TERMINATION

      Section 11.01. Termination. This Agreement may be terminated on or any time prior to the Closing by the mutual written consent of each of First Union and Newkirk.

      Section 11.02. Effect Of Termination. In the event of the termination of this Agreement as provided in Section 11.01, all obligations and agreements of the parties set forth in this Agreement shall forthwith become void except for the obligations set forth in: (i) Section 7.02 (Publicity) and (ii) Article X (Indemnification), and there shall be no liability or obligation on the part of the parties hereto except as otherwise provided in this Agreement. Notwithstanding the foregoing, the termination of this Agreement under Section
11.01 shall not relieve either party of any liability for breach of this Agreement prior to the date of termination.

                                   ARTICLE XII
                                  MISCELLANEOUS

      Section 12.01 Notices and Addresses. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by facsimile; on the Business Day after notice is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

      If to Newkirk:

            Newkirk Realty Trust, Inc.
            Two Jericho Plaza
            Wing A, Suite 111
            Jericho, New York 11753
            Attention: Peter Braverman
            Facsimile: (516) 433-2777
            Telephone: (516) 822-0022

      If to First Union:

            First Union Real Estate Equity and Mortgage Investments 7 Bulfinch Place, Suite 500,
            P.O. Box 9507,
            Boston, Massachusetts  02114
            Attention: Carolyn Tiffany
            Facsimile: (617) 742-4643
            Telephone: (617) 570-4606

      Section 12.02 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

      Section 12.03 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing. Any of the covenants or agreements contained in this Agreement may be waived only by the written consent of First Union.

      Section 12.04 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as the economic or legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party.

      Section 12.05 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought, except that, with respect to First Union, this Agreement may be amended by a written instrument executed by First Union.

      Section 12.06 Limitation on Assignment; Parties in Interest.

            (a) No assignment of this Agreement or of any rights or obligations hereunder may be made by Newkirk without the prior written consent of First Union and any attempted assignment without the required consent shall be void. No assignment of this Agreement or of any rights or obligations hereunder may be made by First Union (by operation of Law or otherwise) except as permitted by the Lock-up Agreement.

            (b) This Agreement shall be binding upon, and shall inure to the benefit of, and be enforceable by, the parties and their respective successors, transferees and assigns.

      Section 12.07 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal Laws of the State of New York, without regard to the conflicts of Law principles thereof which would specify the application of the Law of another jurisdiction.

      Section 12.08 Jurisdiction. Each of First Union and Newkirk (a) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in New York County, New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the subject matter hereof brought by Newkirk, or First Union and (b) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

      Section 12.09 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article X.

      Section 12.10 Injunctive Relief. In the event that any party threatens to take any action prohibited by this Agreement, the parties agree that there may not be an adequate remedy at law. Accordingly, in such an event, a party may seek and obtain preliminary and permanent injunctive relief (without the necessity of posting any bond or undertaking). Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

      Section 12.11 Counterparts. This Agreement may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

      Section 12.12 Actions Simultaneous. All actions to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed and delivered simultaneously and no actions shall be deemed to have been taken nor shall any documents be deemed to have been executed and delivered until all actions have been taken and all documents have been executed and delivered.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        NEWKIRK REALTY TRUST, INC.

                                        By:
                                            ------------------------------------
                                            Peter Braverman
                                            President


                                        FIRST UNION REAL ESTATE EQUITY AND
                                        MORTGAGE INVESTMENTS

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

THE UNDERSIGNED, BY HIS EXECUTION OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO BE BOUND THE TERMS OF THIS AGREEMENT.


--------------------------------
Michael L. Ashner

                    [signature page to acquisition agreement]


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